                                                                   EXHIBIT 10.33


                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement ("AGREEMENT") is made as of this 12th day of April, 1999 by and among Tenneco Packaging Inc., a Delaware corporation ("TPI"), PCA Holdings LLC, a Delaware limited liability company ("PCA"), and Packaging Corporation of America, a Delaware corporation ("NEWCO").

                              PRELIMINARY RECITALS

                  1. TPI, PCA and Newco are parties to that certain Contribution Agreement, dated as of January 25, 1999, as amended (the "CONTRIBUTION AGREEMENT"), relating to the organization, ownership and management of Newco and certain other matters.

                  2. As an inducement to TPI and PCA to enter into and consummate the transactions contemplated by the Contribution Agreement, Newco has agreed to provide certain registration rights to TPI and PCA and transferees (to the extent provided herein) of their equity securities of Newco as provided herein.

                  NOW, THEREFORE, the parties hereto AGREE as follows:

                  1.       CERTAIN DEFINITIONS.

                  "COMMON STOCK" means the common stock, par value $.01 per share, of Newco.

                  "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company or other unincorporated organization, and a governmental entity or any department, agency or political subdivision thereof.

                  "PIK SECURITIES" means the preferred stock of Newco with a pay-in-kind feature, as described in the Commitment Letters (as such term is defined in the Contribution Agreement).

                  "REGISTRABLE SECURITIES" means, as of any date: (i) Common Stock and PIK Securities issued pursuant to the Contribution Agreement to TPI, PCA or any of their respective Affiliates on the date hereof; and (ii) any Common Stock or PIK Securities issued or issuable with respect to the Common Stock or PIK Securities in the preceding clause (i) by way of or in connection with a stock dividend, stock split, combination of shares, share subdivision, share exchange, recapitalization, merger, consolidation or other reorganization or transaction (including without limitation any PIK Securities issued pursuant to the terms of PIK Securities). As of any date, Registrable Securities owned by TPI or any of its Affiliates are sometimes referred to herein as "TPI REGISTRABLE SECURITIES." As of any date, Registrable Securities owned by PCA, by its members which are members of PCA as of the date hereof or by any of their Affiliates are sometimes referred to herein as "PCA REGISTRABLE SECURITIES." As of any date, Registrable Securities owned by any direct or indirect transferee of TPI (other than an Affiliate of TPI) or by any direct or indirect transferee of PCA (other than an Affiliate of PCA or member of PCA as of the date hereof) are sometimes referred to herein as "TRANSFEREE REGISTRABLE SECURITIES." As to any particular

Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT"), or distributed to the public in compliance with Rule 144 under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "REGISTRATION EXPENSES" means any and all expenses incident to performance of, or compliance with any registration of securities pursuant to, this Agreement, including, without limitation: (i) the fees, disbursements and expenses of Newco's counsel and accountants; (ii) the fees, disbursements and expenses of one or more firms, as applicable pursuant to the terms of this Agreement, selected as counsel for the holders of the Registrable Securities in connection with the registration of the securities to be disposed of; (iii) all expenses, including registration and filing fees, in connection with the preparation, printing, filing and distribution of the registration statement, any preliminary prospectus or final prospectus, term sheets and any other offering documents, and amendments and supplements thereto, and the mailing and delivering of copies thereof to any underwriters and dealers; (iv) the cost of printing or producing any underwriting agreements and blue sky or legal investment memoranda, and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (v) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees, disbursements and expenses of counsel for the underwriters or the holders of the Registrable Securities in connection with such qualification and in connection with any blue sky and legal investment surveys; (vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (vii) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (viii) all security engraving and security printing expenses; (ix) all fees, disbursements and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system and the rating of such securities; (x) any other fees, disbursements and expenses of underwriters customarily paid by the sellers of securities (excluding underwriting discounts and commissions); (xi) all liability insurance expense; and (xii) other out-of-pocket expenses of the holders of the Registrable Securities participating in such registration. Notwithstanding the foregoing, each holder of the Registrable Securities and Newco shall be responsible for its own internal administrative and similar costs.

                  2.       DEMAND REGISTRATIONS.

                  (a) GENERAL. At any time and from time to time, upon written notice from either the holders of at least 75% of the TPI Registrable Securities or the holders of at least 75% of the PCA Registrable Securities requesting that Newco effect the registration under the Securities Act of any or all the TPI Registrable Securities or the PCA Registrable Securities, respectively, Newco shall effect the registration (under the Securities Act and applicable state securities laws) of such securities (and other Registrable Securities subject to Sections 2(c) and 2(d) below) in accordance with such notice, Section 5 below and the other provisions of this Agreement. The notice shall specify the approximate number of Registrable Securities to be registered and the expected per share price range for the offering. A registration pursuant to this Section 2 is sometimes referred to herein as a "DEMAND REGISTRATION."

                  (b) LIMITATIONS ON DEMAND REGISTRATIONS; DEMAND REGISTRATION FORMS AND EXPENSES. The holders of the TPI Registrable Securities, on the one hand, and the holders of the PCA Registrable Securities, on the other hand, each shall be entitled to separately request pursuant to this Section 2:

                           (i) three (3) effected registrations on Form S-1 or any similar or successor long form registration including, without limitation, Form A contemplated by the Securities and Exchange Commission ("SEC") in Release No. 33-7606 dated October 15, 1998 (the "AIRCRAFT CARRIER RELEASE") ("LONG-FORM REGISTRATIONS") in which Newco shall pay all Registration Expenses;

                           (ii) an unlimited number of registrations on Form S-2 or S-3 or any similar or successor short form registration including, without limitation, Form B contemplated by the SEC in the Aircraft Carrier Release ("SHORT-FORM REGISTRATIONS") in which Newco shall pay all Registration Expenses; and

                           (iii)   an unlimited number of Long-Form
                                   Registrations in which the holders of the Registrable Securities participating in such registration shall pay all Registration Expenses.

For purposes of clause (iii) above, each holder of securities included in accordance with this Agreement in any registration pursuant to clause (iii) shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered. Newco shall pay and be solely responsible for Registration Expenses with respect to registrations effected under clause (i) and (ii) above.

                  After Newco has become subject to the Securities Exchange Act of 1934, as amended from time to time ("EXCHANGE ACT"), Newco will use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities. Demand Registrations will be Short-Form Registrations whenever Newco is permitted to use any applicable short form; provided, however, that Newco shall nevertheless use a Long-Form Registration Statement in the event that both: (i) the use of a Short-Form Registration Statement would limit the offering to existing security holders, qualified institutional buyers or other classes of offerees or would otherwise, in the opinion of the managing underwriters, have an adverse effect on the offering under the Securities Act and regulations thereunder as then in effect; and (ii) the holders of 90% of the TPI Registrable Securities or PCA Registrable Securities, as the case may be, initially requesting the Demand Registration direct in such request that Newco utilize a Long-Form Registration Statement.

                  Notwithstanding any other provision of this Agreement to the contrary, a registration requested hereunder shall not be deemed to have been effected: (i) unless it has become and remains effective for the period specified in Section 5(b); (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission ("SEC") or other governmental agency or court for any reason other than due solely to the fault of the holders of the Registrable Securities participating therein and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the registration statement; or (iii) if the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with any such registration are not satisfied or waived other than due solely to the fault of the holders of the Registrable Securities participating therein. In addition, a Demand Registration initially requested by the holders of the TPI Registrable Securities shall not be deemed to have been effected if the holders of the TPI Registrable Securities are unable, as a result of the priority provisions in Section 2(d) below, to sell at least 90% of the TPI Registrable Securities initially requested to be included in such registration. Similarly, a Demand Registration initially requested by the holders of the PCA Registrable Securities shall not be deemed to have been effected if the holders of the PCA Registrable Securities are unable, as a result of the priority provisions in
Section 2(d) below, to sell at least 90% of the PCA Registrable Securities initially requested to be included in such registration.

                  (c)      NOTICE TO OTHER HOLDERS; SELECTION OF UNDERWRITER
AND HOLDER'S COUNSEL. Within five (5) days after receipt of a request for a Demand Registration, Newco will give prompt written notice (in any event within five (5) days after its receipt of notice of any exercise of Demand Registration rights under this Agreement) of such request to all other holders of Registrable Securities, and subject to Section 2(d) below, will include within such registration all Registrable Securities with respect to which Newco has received written requests for inclusion therein within fifteen (15) days after receipt of Newco's notice. The holders of a majority of the TPI Registrable Securities or PCA Registrable Securities, as applicable, submitting the initial request (i.e. excluding the holders submitting requests after Newco's notice) shall have the right to select the investment bankers and managers for the offering, subject to the approval of the other holders of the TPI Registrable Securities and PCA Registerable Securities, if any, participating in such registration pursuant to this Agreement, which approval shall not be unreasonably withheld.

                  Counsel for all holders of Registrable Securities in connection with such registration shall be selected: (i) by the holders of a majority of the TPI Registrable Securities, if holders of the TPI Registrable Securities make the initial registration request; or (ii) by the holders of a majority of the PCA Registrable Securities, if the holders of the PCA Registrable Securities make the initial registration request; provided, however, if the holders of a majority of the PCA Registrable Securities, on the one hand, and a majority of the TPI Registrable Securities, on the other hand, reasonably conclude, after consultation with the other, that such representation is likely to result in a conflict of interest or materially adversely affect either group's rights in connection with such registration, then the holders of a majority of the PCA Registrable Securities and the holders of a majority of the TPI Registrable Securities, respectively, shall each be entitled to select a separate firm to represent them as counsel in connection with such registration. The fees and expenses of such firm or firms acting as counsel for the holders of the Registrable Securities shall be paid by

Newco.

                  (d) PRIORITY ON DEMAND REGISTRATIONS. Newco shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least 90% of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise Newco in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the TPI Registrable Securities or PCA Registrable Securities, as applicable, initially requesting registration, Newco will include in such registration:

                           (A) if requested by the holders of the TPI Registrable Securities or by the holders of the PCA Registrable Securities at any time during the 14-month period commencing on the date hereof (the "SPECIAL PRIORITY PERIOD"), only the number of Registrable Securities which such underwriters advise in writing can be sold in such manner and within such price range in the following order of priority:

                           (i) first, the TPI Registrable Securities, if any, requested to be included therein, pro-rata among the holders of such TPI Registrable Securities on the basis of the number of shares requested to be included by each such holder;

                           (ii) second, the PCA Registrable Securities, if any, requested to be included therein, pro-rata among the holders of such PCA Registrable Securities on the basis of the number of shares requested to be included by each such holder;

                           (iii)   third, the Transferee Registrable
                                   Securities, if any, requested to be included therein, pro-rata among the holders of such Transferee Registrable Securities on the basis of the number of shares requested to be included by each such holder; and

                           (iv) fourth, any other securities requested to be included in such registration; and

                           (B) if requested by the holders of the TPI Registrable Securities or by the holders of the PCA Registrable Securities at any time after the Special Priority Period, only the number of Registrable Securities which such underwriters advise in writing can be sold in such manner and within such price range in the following order of priority:

                           (i) first, the TPI Registrable Securities and the PCA Registrable Securities requested to be included therein, pro-rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included by each such holder;

                           (ii)    second, the Transferee Registrable
                                   Securities, if any, requested to be included therein, pro-rata among the holders of such Transferee Registrable Securities on the basis of the number of shares requested to be included by each such holder; and

                           (iii) third, any other securities requested to be included in such registration.

                  (e) RESTRICTIONS ON DEMAND REGISTRATIONS. Newco will not be obligated to effect any Demand Registration within 90 days after the effective date of a previous Demand Registration or previous registration in which holders of Registrable Securities were given piggyback rights pursuant to
Section 3 at an offering price acceptable to the holders of the Registrable Securities and in which there was no reduction in the number of Registrable Securities requested to be included. Additionally, Newco may postpone for up to 90 days (on not more than one occasion during any 12-month period) the filing or the effectiveness of a registration statement for a Demand Registration if, based on the advice of counsel, Newco reasonably determines that such Demand Registration would likely have an adverse effect on any proposal or plan by Newco to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided, however, that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and Newco will pay all Registration Expenses in connection with such registration.

                  (f) OTHER REGISTRATION RIGHTS. Newco will not register for the benefit of any Person other than TPI, PCA or their respective direct or indirect transferees, or grant to any such other Person the right to request Newco to register or to participate in Piggyback Registrations with respect to, any equity securities of Newco, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of both (i) TPI, as long as it or any of its Affiliates owns any TPI Registrable Securities and (ii) PCA, as long as it or any of its Affiliates owns any PCA Registrable Securities.

                  3.       PIGGYBACK REGISTRATIONS.

                  (a) GENERAL; NOTICE TO HOLDERS. In addition to the registration rights in Section 2 above, whenever Newco proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration hereunder) and the registration form to be used may be used for the registration of Registrable Securities, Newco will give prompt written notice (in any event within five (5) days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registra-tion. Subject to Sections 3(c) and 3(d) below, Newco shall include in such registration all Registrable Securities with respect to which Newco has received written requests for inclusion therein within fifteen (15) days after the receipt of Newco's notice. Registrations under this Section 3 are sometimes referred to herein as "PIGGYBACK REGISTRATIONS."

                  (b) NUMBER OF PIGGYBACK REGISTRATIONS; PIGGYBACK REGISTRATION EXPENSES. The holders of the Registrable Securities shall be entitled to participate in an unlimited number of Piggyback Registrations. The Registration Expenses of the holders of Registrable Securities will be paid by Newco in all Piggyback Registrations.

                  (c) PRIORITY ON PRIMARY PIGGYBACK REGISTRATIONS. SUBJECT To Section 3(f) below, if a Piggyback Registration is an underwritten primary registration on behalf of Newco, and the managing underwriters advise Newco in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to Newco, Newco will include in such registration:

                           (A) in the case of a registration with respect to which Newco has provided notice under Section 3(a) above at any time during the Special Priority Period, only the number of securities (including Registrable Securities) which such underwriters advise in writing can be sold in such manner and within such price range in the following order of priority:

                           (i)     first, the securities Newco proposes to sell;

                           (ii) second, the TPI Registrable Securities, if any, requested to be included therein, pro-rata among the holders of such TPI Registrable Securities on the basis of the number of shares requested to be included by each such holder;

                           (iii) third, the PCA Registrable Securities, if any, requested to be included therein, pro-rata among the holders of such PCA Registrable Securities on the basis of the number of shares requested to be included by each such holder;

                           (iv)    fourth, the Transferee Registrable
                                   Securities, if any, requested to be included therein, pro-rata among the holders of such Transferee Registrable Securities on the basis of the number of shares requested to be included by each such holder; and

                           (v) fifth, any other securities requested to be included in such registration; and

                           (B) in the case of a registration with respect to which Newco has provided notice under Section 3(a) above at any time after the Special Priority Period, only the number of securities (including Registrable Securities) which such underwriters advise in writing can be sold in such manner and within such price range in the following order of priority:

                           (i)     first, the securities Newco proposes to sell;

                           (ii) second, the TPI Registrable Securities and the PCA Registrable Securities, if any, requested to be included therein, pro-rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included by each such holder;

                           (iii) third, the Transferee Registrable Securities, if any, requested to be included therein, pro-rata among the holders of such Transferee Registrable Securities on the basis of the number of shares requested to be included by each such holder; and

                           (iv) fourth, any other securities requested to be included in such registration.

                  (d) PRIORITY ON SECONDARY PIGGYBACK REGISTRATIONS. Subject to Section 3(f) below, if a Piggyback Registration is an underwritten secondary registration on behalf of holders of Newco's securities, and the managing underwriters advise Newco in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, Newco will include in such registration:

                           (A) in the case of a registration with respect to which Newco has provided notice under Section 3(a) above at any time during the Special Priority Period, only the number of securities (including Registrable Securities) which can be sold in such manner and within such price range in the following order of priority:

                           (i) first, the securities requested to be included therein by the holders requesting such registration and the TPI Registrable Securities, if any, requested to be included therein, pro-rata among the holders of such securities (including Registrable Securities) on the basis of the number of shares requested to be included by each such holder;

                           (ii) second, the PCA Registrable Securities, if any, requested to be included therein, pro-rata among the holders of such PCA Registrable Securities on the basis of the number of shares requested to be included by each such holder;

                           (iii) third, the Transferee Registrable Securities, if any, requested to be included therein, pro-rata among the holders of such Transferee Registrable Securities on the basis of the number of shares requested to be included by each such holder; and

                           (iv) fourth, any other securities requested to be included in such registration; and

                           (B) in the case of a registration with respect to which Newco has provided notice under Section 3(a) above at any time after the Special Priority Period, only the number of securities (including Registrable Securities) which can be sold in such manner and within such price range in the following order of priority:

                           (i) first, the securities requested to be included therein by the holders requesting such registration, the TPI Registrable Securities, if any, requested to be included therein, and the PCA Registrable Securities, if any, requested to be included therein, pro-rata among the holders of such securities (including Registrable Securities) on the basis of the number of shares requested to be included by each such holder;

                           (ii)    second, the Transferee Registrable
                                   Securities, if any, requested to be included therein, pro-rata among the holders of such Transferee Registrable Securities on the basis of the number of shares requested to be included by each such holder; and

                           (iii) third, any other securities requested to be included in such registration.

                  (e) SELECTION OF UNDERWRITER AND HOLDER'S COUNSEL. If any Piggyback Registration is an underwritten offering, the selection of investment bankers and managers for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval will not be unreasonably withheld. The holders of the TPI Registrable Securities and the PCA Registrable Securities shall have the right to select one or two firms as counsel as provided in Section 2(c) above, the fees and expenses of which shall be paid by Newco.

                  (f) OTHER REGISTRATIONS. If Newco has been requested by the holders of Registrable Securities to file a registration statement pursuant to Section 2 above or if it has filed a Registration Statement pursuant to this
Section 3, and if such previous request or registration has not been withdrawn or abandoned, Newco will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until the expiration of the effectiveness period required under Section 5(b) below.

                  4.       HOLDBACK AGREEMENTS.

                  (a) AGREEMENT BY HOLDERS. Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of equity securities of Newco, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                  (b) AGREEMENTS BY NEWCO. Newco agrees: (i) not to effect or facilitate any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the thirty days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or Piggyback Registration (except as part of such underwritten Piggyback Registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering (and in the case of a Demand Registration, the holders of a majority of the Registrable Securities included therein) otherwise agree; and (ii) to cause Newco's directors, officers and affiliates not to effect or facilitate any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any equity securities, or any securities convertible into or exchangeable or exercisable for such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering, the holders of a majority of the TPI Registrable Securities participating in such registration and the holders of a majority of the PCA Registrable Securities participating in such registration otherwise agree.

                  5. REGISTRATION AND QUALIFICATION. If and whenever Newco is required to effect the registration of any Registrable Securities, Newco shall as promptly as possible:

                  (a) prepare, file and use its reasonable best efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered and effect the sale of such Registrable Securities, in each case in accordance with the intended method of disposition thereof (Newco shall cause such registration statement to be effective as promptly as possible but in any event within 120 days of the request);

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities included therein until the earlier of:
(i) such time as all of such Registrable Securities included therein have been disposed of in accordance with the intended methods of disposition; and (ii) the expiration of 180 days after such registration statement becomes effective; provided, that such 180-day period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph 5(g) below is given by Newco to (y) the date on which Newco delivers to the holders of the Registrable Securities included in such registration statement the supplement or amendment contemplated by paragraph 5(g) below;

                  (c) provide copies of all registration statements, prospectus and amendments and supplements to each firm selected by the holders of the Registrable Securities in accordance with this Agreement at least ten days prior to the filing thereof (if practicable, at least one day in the case of an amendment or supplement prepared pursuant to Section 5(g) below), with such counsel being provided with the opportunity (but not the obligation) to review and comment on such documents;

                  (d) furnish to the holders of the Registrable Securities included in such registration statement and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, such number of other offering documents, copies of any and all transmittal letters or other correspondence to or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering, and such other documents, as the holders of such Registrable Securities or such underwriter may reasonably request;

                  (e) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the holders of the Registrable Securities included in such registration statement or any underwriter of such Registrable Securities shall request, and use its reasonable best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable such holders of such Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement;

                  (f) furnish to the holders of the Registrable Securities included in such registration statement and to any underwriter of such Registrable Securities: (i) an opinion of counsel for Newco addressed to the holders of such Registrable Securities and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement); and (ii) a "cold comfort" letter addressed to the holders of such Registrable Securities and signed by the independent public accountants who have audited the financial statements of Newco included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the holders of such Securities may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

                  (g) as promptly as practicable, notify the holders of the Registrable Securities included in such registration statement in writing: (i) at any time when a prospectus relating to a registration statement hereunder is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, prepare and furnish to the holders of such Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

                  (h) cause all such Registrable Securities included in such registration statement to be listed on each securities exchange on which similar securities issued by Newco are then listed and, if not so listed, to be listed on the New York Stock Exchange;

                  (i) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration hereunder unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the holders of the Registrable Securities or the underwriters;

                  (j) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (k) enter into such customary agreements and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                  (l) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of Newco's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (m) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of Newco, to participate in the preparation of such registration statement and to require the insertion therein of material, furnished to Newco in writing, which in the reasonable judgment of such holder and its counsel should be included; and

                  (n) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, Newco will use its reasonable best efforts promptly to obtain the withdrawal of such order.

                  If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of Newco and if in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of Newco, such holder will have the right to require: (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to Newco in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of Newco's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of Newco; or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder will furnish to Newco an opinion of counsel to such effect.

                  6.       RECAPITALIZATION; UNDERWRITING; DUE DILIGENCE.

                  (a) For any Piggyback Registration or Demand Registration prior to the time Newco becomes subject to the Exchange Act with respect to Registrable Securities, Newco shall effect a stock split, stock dividend or stock combination which in the opinion of the underwriters is desirable for the sale and marketing of the Registrable Securities to the public.

                  (b) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Agreement, Newco shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by Newco and such other terms and provisions as are customarily contained in underwriting agreements of Newco to the extent relevant and as are customarily contained in underwriting agreements generally with respect to secondary distributions to the extent relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 7(a), and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 5(f). Subject to Section 9 below, the holders of the Registrable Securities included in such registration shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, Newco to and for the benefit of such underwriters, shall also be made to and for the benefit of the holders of such Registrable Securities.

                  (c) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Agreement, Newco shall give the holders of the Registrable Securities included in such registration and the underwriters, if any, and their respective counsel, accountants and agents, the opportunity (but such persons shall not have the obligation) to review the books and records of Newco and to discuss the business of Newco with its officers and the independent public accountants who have certified the financial statements of Newco as shall be necessary, in the opinion of the holders of such Registrable Securities and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  7.       INDEMNIFICATION.

                  (a) NEWCO INDEMNIFICATION. Newco agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) and the officers, directors, affiliates, employees and agents of each of the foregoing (whether or not any litigation is commenced or threatened and whether or not such indemnified Persons are parties to any litigation commenced or threatened), against all losses, claims, damages, liabilities and expenses including, without limitation, attorneys' fees, expert fees and amounts paid in settlement, resulting from or arising out of any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Newco by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Newco has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, Newco will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the holders of the Registrable Securities or any underwriter and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that Newco may otherwise have to the holders of the Registrable Securities or any underwriter of the Registrable Securities or any controlling Person of the foregoing and the officers, directors, affiliates, employees and agents of each of the foregoing.

                  (b) HOLDER INDEMNIFICATION. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder agrees to indemnify, to the extent permitted by law, Newco, its directors and officers and each Person who controls Newco (within the meaning of the Securities Act) and the officers, directors, affiliates, employees and agents of each of the foregoing (whether or not any litigation is commenced or threatened and whether or not such indemnified Persons are parties to any litigation commenced or threatened), against any losses, claims, damages, liabilities and expenses including, without limitation, attorneys' fees, expert fees and amounts paid in settlement, resulting from or arising out of any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information furnished in writing to Newco by such holder expressly for use in such registration statement; provided, however, that the obligation to indemnify will be individual to each such holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) RESOLUTION OF CLAIMS. Any Person entitled to indemnification hereunder will: (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification hereunder; and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) CONTRIBUTION. If the indemnification provided for in this Section 7 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, claim, damage, liability or expense referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, claim, damage, liability or expense as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage, liability or expense, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this
Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In any event, a holder's obligation to provide contribution pursuant to this Section 7(d) shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (e) STATE SECURITIES LAWS. Indemnification and contribution similar to that specified in the preceding paragraphs of this
Section 7 (with appropriate modifications) shall be given by Newco, the holders of the Registrable Securities and underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

                  (f) OTHER RIGHTS. The obligations of the parties under this Section 7 shall be in addition to any liability which any party may otherwise have to any other party.

                  8. RULE 144. Newco shall use its reasonable best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of the holders of a majority of the TPI Registrable Securities or the holders of a majority of the PCA Registrable Securities, Newco will deliver to such holders a written statement as to whether it has complied with such requirements.

                  9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No holder of Registrable Securities may participate in any registration hereunder which is underwritten unless such holder: (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements contemplated by such offering; and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no holder of Registrable Securities included in any underwritten registration will be required to make: (i) any representations or warranties to Newco, the underwriters or other Persons other than representations and warranties regarding such holder and such holder's intended method of distribution; or (ii) any indemnities to Newco, the underwriter or other Persons on terms which are not substantially identical to the provisions in Section 7(b) above.

                  10.      MISCELLANEOUS.

                  (a) NO INCONSISTENT AGREEMENTS. Newco represents and warrants to the holders of the Registrable Securities that it has not entered into, and agrees with the holders of the Registrable Securities that it will not hereafter enter into, any agreement with respect to its securities which is inconsistent or conflicts with, or violates the rights granted to the holders of Registrable Securities in, this Agreement.

                  (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. In addition to Newco's obligations under Section 6(a) above, Newco will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).

                  (c) REMEDIES. Each holder of Registrable Securities will have all rights and remedies set forth in this Agreement, Newco's Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, without posting a bond or other security, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                  (d) AMENDMENTS; WAIVER. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and Newco may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Newco has obtained the written consent of both: (i) TPI, as long as it or any of its Affiliates owns any TPI Registrable Securities; and (ii) PCA, as long as it or any of its Affiliates owns any PCA Registrable Securities. No other course of dealing between Newco and the holder of any Registrable Securities or any delay in exercising any rights hereunder or under the Certificate of Incorporation will operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares held by Newco or any of its Subsidiaries will not be deemed to be Registrable Securities. If Newco pays any consideration to any holder of Registrable Securities for such holder's consent to any amendment, modification or waiver hereunder, Newco will also pay each other holder granting its consent hereunder equivalent consideration computed on a pro rata basis.

                  In the event that the Securities Act, Exchange Act and/or regulations thereunder, respectively, are amended in a material respect and one or more of such amendments reduce or diminish the benefits hereunder to the holders of the Registrable Securities, including, without limitation, amendments which may be adopted in connection with the Aircraft Carrier Release (any such reducing or diminishing amendments being referred to herein as "SECURITIES LAW AMENDMENTS"), Newco shall, upon the written request of both (i) TPI, as long as it or any of its Affiliates owns any TPI Registrable Securities, and (ii) PCA, as long as it or any of its Affiliates owns any PCA Registrable Securities, amend this Agreement to provide the holders of the Registrable Securities with benefits which, after giving effect to such Securities Law Amendments, are equivalent to the benefits hereunder absent such Securities Law Amendments.

                  (e) HEADINGS. The headings in this Agreement are inserted for convenience only and shall not be deemed to define or limit the scope of any section or subsection.

                  (f) NOTICES. All requests, notices, demands or other communications shall be in writing and will be deemed to have been given when delivered to the recipient, when received by facsimile, one (1) business day after the date when sent to the recipient by overnight courier service or five
(5) business days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such requests, notices, demands and other communications will be sent to TPI, PCA and to Newco at the addresses indicated below:

                  If to TPI:

                                    Tenneco Packaging Inc.
                                    1900 West Field Court
                                    Lake Forest, Illinois 60045
                                    Attn: General Counsel
                                    Telecopy: 847/482-4589

                           With a copy to:

                                    Jenner & Block
                                    One IBM Plaza
                                    Chicago, Illinois 60611
                                    Attn: Timothy R. Donovan, Esq.
                                    Telecopy: 312/840-7271

                  If to PCA:
                                    PCA Holdings, LLC
                                    c/o Madison Dearborn Partners, Inc.
                                    Three First National Plaza
                                    Suite 3800
                                    Chicago, Illinois  60602
                                    Attn:   Samuel M. Mencoff
                                            Justin S. Huscher
                                    Telecopy:  (312) 895-1056

                           With a copy to:

                                    Kirkland & Ellis
                                    200 East Randolph Drive
                                    Chicago, Illinois 60601
                                    Attn: William S. Kirsh, P.C.
                                    Telecopy: 312/861-2200


                  If to Newco:

                                    Packaging Corporation of America
                                    1900 West Field Court
                                    Lake Forest, Illinois 60045
                                    Attn: Chief Executive Officer
                                    Telecopy: 847/482-2446

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice in accordance with the procedures provided above. Notices to any other holders of Registrable Securities shall be sent to the address specified by prior written notice to Newco, TPI and PCA in accordance with the procedures provided above.

                  (g) NO THIRD-PARTY BENEFICIARIES. Subject to Section 10(k), this Agreement will not confer any rights or remedies upon any Person other than Newco, TPI and PCA and their respective successors.

                  (h) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof.

                  (i) GOVERNING LAW. The corporate law of the State of Delaware will govern all issues concerning the relative rights of Newco and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, and not the law of conflicts, of the State of Illinois.

                  (j) SEVERABILITY. In the event any provision in this Agreement is held to be invalid as applied to any fact or circumstance, it shall be ineffective only to the extent of such invalidity, and such invalidity shall not affect the other provisions of this Agreement or the same provision as applied to any other fact or circumstance.

                  (k) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and any Person who becomes a holder of Registrable Securities. This Agreement shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and any Person who becomes a holder of Registrable Securities (to the extent provided herein with respect to Registrable Securities of the type held by such holder).

                  (l) COUNTERPARTS. This Agreement may be executed in counterparts.

                  (m) TERMINATION. The rights of all holders of TPI Registrable Securities under this Agreement shall terminate as of the date when TPI, together with its Affiliates, holds Registrable Securities with a fair market value of less than $500,000.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   NEWCO:

                                   Packaging Corporation of America


                                   By    /s/  Richard B. West
                                      ---------------------------------------
                                   Its   Secretary
                                      ---------------------------------------

                                   TPI:

                                   Tenneco Packaging Inc.


                                   By    /s/  James V. Faulkner, Jr.
                                      ---------------------------------------
                                   Its     Vice President
                                      ---------------------------------------


                                   PCA:

                                   PCA Holdings, LLC


                                   By    /s/  Samuel M. Mencoff
                                      ---------------------------------------
                                   Its   Managing Director
                                      ---------------------------------------